UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 27, 2006
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  333-45241                     22-3542636
         ------------            -------------                 --------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01         OTHER EVENTS

     On June 27, 2006, the Registrant announced that it has successfully completed a second pilot Phase I pharmacokinetic study evaluating ELI-154, a once-daily oxycodone HCI. The Registrant's patent pending product is intended to deliver more consistent levels of the drug to patients who take the drug for chronic pain. Currently, there is no once-daily oxycodone on the market. A copy of the press release is attached hereto as exhibit 99.1.


ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

                 a) Not applicable.

                 b) Not applicable.

                 c) Exhibits

                    99.1. Press Release, dated June 27, 2006








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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: June 27, 2006

                                              ELITE PHARMACEUTICALS, INC.


                                              By: /s/ BERNARD BERK
                                                  ---------------------------
                                                  Name:  Bernard Berk
                                                  Title: Chief Executive Officer